Subsequent Events	12 Months Ended
Dec. 31, 2013
Subsequent Events [Abstract]
Subsequent Events

(20) Subsequent Events

On January 10, 2014, the Company completed an institutional private placement of $510,000 aggregate principal amount of 5 3/8% Senior Notes due 2024 of Lamar Media. The institutional private placement resulted in net proceeds to Lamar Media of approximately $502,300. Lamar Media used the proceeds of this offering to repay in full all amounts then outstanding under its senior credit facility.

On February 3, 2014, Lamar Media entered into a second restatement agreement with the Company, certain of Lamar Media’s subsidiaries as guarantors and the lenders named therein under which the parties agreed to amend and restate the existing senior credit facility for which JPMorgan Chase Bank, N.A. serves as administrative agent; the second amended and restated senior credit agreement was entered into on April 28, 2010, amended and restated on February 9, 2012 and amended and restated on February 3, 2014 (as amended and restated, the “senior credit facility”). Among other things, the amendments increased the revolving credit facility from $250,000 to $400,000 and extended its maturity date to February 2, 2019. The incremental facility was also increased from $300,000 to $500,000. In addition, the senior credit facility was amended to include provisions that would allow Lamar Media to conduct its affairs in a manner that would allow Lamar Advertising to qualify and remain qualified as a REIT, subject to certain restrictions. It also eliminated a requirement that Lamar Media make mandatory prepayments on loans in certain circumstances based on excess cash flow.